                                                                    EXHIBIT 10.2


                     AMENDMENT NO. 18 TO THE LOAN DOCUMENTS

         AMENDMENT NO. 18 TO THE LOAN DOCUMENTS dated as of May 2, 2000 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, and Amendment No. 17 to the Loan Documents dated as of April 10, 2000, (the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.


                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein in order to increase the aggregate amount of cash and noncash charges that are permitted to be excluded from the determination of the Consolidated EBITDA of the Borrower and its Subsidiaries for all Fiscal Quarters ending on or after December 31, 1998 as a result of the reclassification of certain physician practice management businesses of the Borrower and its Subsidiaries as "discontinued operations."

         (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement and to waive such default on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

         (a) Paragraph (1) of Schedule II to the Credit Agreement is hereby amended (i) to delete the figure "$233,453,000" in subclause (x) thereof and to substitute therefor the figure

"$431,453,000" and (ii) to delete the figure "$1,351,490,000" in subclause (y) thereof and to substitute therefor the figure "$1,549,490,000."

         SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof if on or before May 2, 2000, each of the following conditions have been satisfied (such date when the conditions are satisfied being the "AMENDMENT EFFECTIVE DATE"):

                  (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on May 2, 2000, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower) and (iii) for the benefit of each Lender Party that has executed this Amendment on or before 5:00 p.m. (Charlotte time) on May 2, 2000, a fee from the Borrower in an amount equal to 0.15% of the aggregate Commitment of such Lender Party, in each case as of the Business Day immediately preceding the Amendment Effective Date, which amount will be distributed to the respective Lender Party no later than the Business Day immediately succeeding the Amendment Effective Date.

                  (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

                  (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

                  (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on or before the Amendment Effective Date shall have been paid in full.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of
Section 8.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                          THE BORROWER

                                          CAREMARK RX, INC.
                                          (formerly known as MEDPARTNERS, INC.)

                                          By   /s/ JAMES H. DICKERSON, JR.
                                            ----------------------------------
                                            Name:  James H. Dickerson, Jr.
                                            Title: President and COO


                                          THE ADMINISTRATIVE AGENT

                                          BANK OF AMERICA, N.A.

                                          By   /s/ WILLIAM C. NELSON
                                            -----------------------------------
                                            Name:  William C. Nelson
                                            Title: Managing Director

               CONSENT TO AMENDMENT NO. 18 TO THE LOAN DOCUMENTS

                                As of May 2, 2000


         Reference is made to Amendment No. 18 to the Loan Documents dated as of May 2, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, and Amendment No. 17 to the Loan Documents dated as of April 10, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

         Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

         This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       THE LENDER PARTIES

                                       BANK OF AMERICA, N.A., as a Lender,
                                       the Swing Line Bank and the Issuing Bank

                                       By  /s/ WILLIAM C. NELSON
                                         ------------------------------------
                                         Name: William C. Nelson
                                         Title: Managing Director

                                       AMSOUTH BANK

                                       By /s/ RICK HAMILTON
                                         ------------------------------------
                                         Name: Rick Hamilton
                                         Title: Commercial Banking Officer

                                       THE CHASE MANHATTAN BANK

                                       By /s/ DAWN LEE LUM
                                         ------------------------------------
                                         Name: Dawn Lee Lum
                                         Title: VP

                                       CITIBANK, N.A.

                                       By /s/ JOHN DORANS
                                         ------------------------------------
                                         Name: John Dorans
                                         Title: VP

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By /s/ HENRY J. REUKAUF
                                         ------------------------------------
                                         Name: Henry J. Reukauf
                                         Title: VP

                                       DEBT STRATEGIES FUND, INC.

                                       By /s/ COLLEEN M. CUNNIFFE
                                         ------------------------------------
                                         Name: Colleen M. Cunniffe
                                         Title:

                                       BANK ONE, NA (f/k/a THE FIRST NATIONAL
                                       BANK OF CHICAGO)

                                       By /s/ L. Richard Schiller
                                         ------------------------------------
                                         Name: L. Richard Schiller
                                         Title: VP

                                       FIRST UNION NATIONAL BANK

                                       By /s/ Keith S. Law
                                         ------------------------------------
                                         Name: Keith S. Law
                                         Title: VP

                                       FLOATING RATE PORTFOLIO
                                       BY: INVESCO Senior Secured Management,
                                           Inc., as attorney in fact

                                       By /s/ Gregory Stoeckle
                                         ------------------------------------
                                         Name: Gregory Stoeckle
                                         Title:

                                       KZH HIGHLAND-2 LLC

                                       By /s/ Susan Lee
                                         ------------------------------------
                                         Name: Susan Lee
                                         Title:

                                       MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO, INC.
                                        BY: MERRILL LYNCH ASSET
                                            MANAGEMENT L.P., as Investment
                                            Advisor

                                       By /s/ Colleen M. Cunniffe
                                         ------------------------------------
                                         Name: Colleen M. Cunniffe
                                         Title:

                                       MERRILL LYNCH GLOBAL INVESTMENT
                                        SERIES: INCOME STRATEGIES PORTFOLIO
                                        BY: MERRILL LYNCH ASSET MANAGEMENT,
                                            L.P., as Investment Advisor

                                       By /s/ Colleen M. Cunniffee
                                         ------------------------------------
                                         Name: Colleen M. Cunniffee
                                         Title:

                                       MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.

                                       By /s/ Colleen M. Cunniffee
                                         ------------------------------------
                                         Name: Colleen M. Cunniffee
                                         Title:

                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                        BY: MERRILL LYNCH ASSET MANAGEMENT,
                                            L.P., as Investment Advisor

                                       By /s/ Colleen M. Cunniffee
                                         ------------------------------------
                                         Name: Colleen M. Cunniffee
                                         Title:


                                       ML CBO IV (CAYMAN) LTD.
                                       BY: HIGHLAND CAPITAL MANAGEMENT L.P.,
                                           as Collateral Manager

                                       By /s/ Todd Travers
                                         ------------------------------------
                                         Name: Todd Travers
                                         Title: Senior Portfolio Manager



                                       ML CLO XX PILGRIM AMERICA
                                        (CAYMAN) LTD.
                                        BY: PILGRIM INVESTMENTS, INC.,
                                            as Investment Manager

                                       By /s/ Jason T. Groom
                                         ------------------------------------
                                         Name: Jason T. Groom
                                         Title: Asst. VP

                                       MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       PAM CAPITAL FUNDING, LP
                                        BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                             as Collateral Manager

                                       By  /s/ Todd Travers
                                         ------------------------------------
                                         Name: Todd Travers
                                         Title: Sr. Portfolio Manager

                                       PAMCO CAYMAN, LTD.
                                        BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                                 as Collateral Manager

                                       By  /s/ Todd Travers
                                         ------------------------------------
                                         Name: Todd Travers
                                         Title: Sr. Portfolio Manager

                                       PILGRIM PRIME RATE TRUST
                                        BY: PILGRIM INVESTMENTS, INC.,
                                                as Investment Manager

                                       By /s/ Jason T. Groom
                                         ------------------------------------
                                         Name: Jason T. Groom
                                         Title: Asst. VP

                                       SCOTIABANC INC.

                                       By /s/ Dana Maloney
                                         ------------------------------------
                                         Name: Dana Maloney
                                         Title: Relationship Manager

                                            SRV-HIGHLAND, INC.

                                            By  /s/ Kelly C. Walker
                                              --------------------------------
                                              Name: Kelly C. Walker
                                              Title: VP

                                            STEIN ROE & FARNHAM INCORPORATED,
                                              as Agent for KEYPORT LIFE
                                                INSURANCE COMPANY

                                            By  /s/ Kathleen A. Zarn
                                              --------------------------------
                                              Name: Kathleen A. Zarn
                                              Title: VP

                                            TORONTO DOMINION (TEXAS), INC.

                                            By  /s/ Mark A. Baird
                                              --------------------------------
                                              Name: Mark A. Baird
                                              Title: VP

                                            TRANSAMERICA LIFE INSURANCE AND
                                               ANNUITY CO.

                                            By
                                              --------------------------------
                                              Name:
                                              Title:

                                            TRANSAMERICA PREMIER HIGH YIELD FUND

                                             By
                                               --------------------------------
                                               Name:
                                               Title:

                                             VAN KAMPEN PRIME RATE INCOME TRUST

                                             By  /s/ Douglas C. Winchell
                                               --------------------------------
                                               Name: Douglas C. Winchell
                                               Title: VP

                                           VAN KAMPEN SENIOR INCOME TRUST

                                           By /s/ Douglas C. Winchell
                                             --------------------------------
                                             Name: Douglas C. Winchell
                                             Title: VP

                                           VAN KAMPEN CLO II, LIMITED
                                           BY:  VAN KAMPEN MANAGEMENT, INC.,
                                                as Collateral Manager

                                           By /s/ Douglas C. Winchell
                                             --------------------------------
                                             Name: Douglas C. Winchell
                                             Title: VP

                                           WACHOVIA BANK, N.A.

                                           By
                                             --------------------------------
                                             Name:
                                             Title:

                                       MEDPARTNERS ACQUISITION CORPORATION

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                       MEDPARTNERS AVIATION, INC.

                                       By   /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary

                                      MEDPARTNERS EAST, INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                      MEDPARTNERS INTEGRATED NETWORK-
                                      CHANDLER, INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                       MEDPARTNERS PROFESSIONAL
                                       MANAGEMENT CORPORATION

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                      HEALTHWAYS, INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                       BAY AREA PRACTICE MANAGEMENT GROUP, INC.

                                       By    /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                       CHS MANAGEMENT, INC.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                       CAREMARK INTERNATIONAL INC.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                       CAREMARK INC.

                                       By    /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary

                                       By    /s/ LEISA KIZER
                                         ------------------------------------
                                         Name:  Leisa Kizer
                                         Title: Treasurer

                                       PRESCRIPTION HEALTH SERVICES, INC.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                       By    /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary

                                       CAREMARK INTERNATIONAL HOLDINGS INC.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                       MEDPARTNERS PHYSICIAN SERVICES INC.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                       FRIENDLY HILLS HEALTHCARE NETWORK INC.

                                       By    /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary

                                       MEDPARTNERS NSC LTD.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                        MEDPARTNERS ADMINISTRATIVE
                                        SERVICES, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer


                                        MEDPARTNERS MANAGED CARE, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary



                                        ACUTE CARE MEDICAL MANAGEMENT, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary



                                        BGS HEALTHCARE, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary



                                        HOME HEALTH AGENCY OF GREATER
                                        MIAMI, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary



                                        PACIFIC MEDICAL GROUP, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary

                                        PACIFIC PHYSICIAN SERVICES, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        PPS EAST, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        PPS NORTH CAROLINA MEDICAL
                                        MANAGEMENT, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        PPS RIVERSIDE DIVISION ACQUISITION
                                        AND MANAGEMENT CORP. I


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        PPS VALLEY MANAGEMENT, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary

                                        PACIFIC PHYSICIAN SERVICES
                                        ARIZONA, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        PACIFIC PHYSICIAN SERVICES
                                        NEVADA, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        PHYSICIAN'S HOSPITAL MANAGEMENT
                                        CORPORATION


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: Vice President & Treasurer


                                        RELIANT HEALTHCARE SYSTEMS, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: President & Treasurer


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title: Vice President & Secretary



                                        MEDPARTNERS/TALBERT MEDICAL
                                        MANAGEMENT CORPORATION


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name: JAMES H. DICKERSON, JR.
                                          Title: Vice President & Treasurer

                              TALBERT MEDICAL MANAGEMENT
                              CORPORATION

                              By   /s/  JAMES H. DICKERSON, JR.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer


                              TALBERT HEALTH SERVICES
                              CORPORATION

                              By   /s/  JAMES H. DICKERSON, JR.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer


                              MEDPARTNERS ADMINISTRATION, L.P.

                              By   /s/  JAMES H. DICKERSON, JR.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Treasurer
                                        of Caremark Rx, Inc., the General
                                        Partner


                              MEDPARTNERS PHYSICIAN
                              MANAGEMENT, L.P.

                              By   /s/  JAMES H. DICKERSON, JR.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President of
                                        Caremark Rx, Inc., the General
                                        Partner


                              MED TENNESSEE, INC.

                              By   /s/  JAMES H. DICKERSON, JR.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer

                                       MEDPARTNERS PHYSICIAN SERVICES OF
                                       ILLINOIS L.L.C.

                                       By  /s/ JAMES H. DICKERSON, JR.
                                         ---------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer of
                                                North Suburban Clinic, Ltd.,
                                                a Member

                                       CERRITOS INVESTMENT GROUP

                                       By  /s/ JAMES H. DICKERSON, JR.
                                         ---------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Executive Vice President & Chief
                                                Financial Officer of Caremark
                                                Rx, Inc., a Partner


                                       By  /s/ SARA J. FINLEY
                                         ---------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Corporate Secretary of
                                                Caremark Rx, Inc., a Partner

                                       CERRITOS INVESTMENT GROUP II

                                       By  /s/ JAMES H. DICKERSON, JR.
                                         ---------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Executive Vice President & Chief
                                                Financial Officer of Caremark
                                                Rx, Inc., a Partner


                                       By  /s/ SARA J. FINLEY
                                         ---------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Corporate Secretary of Caremark
                                                Rx, Inc., a Partner

                                       5000 AIRPORT PLAZA, L.P.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         --------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: President & Chief Operating
                                                Officer of Caremark Rx, Inc.
                                                the General Partner


                                       By    /s/ SARA J. FINLEY
                                         --------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Corporate Secretary of Caremark
                                                Rx, Inc., the General Partner